Exhibit 99.1

Ciena Reports Unaudited Fiscal Third Quarter 2011 Results

Achieves key milestone with 4% as-adjusted quarterly operating profit

LINTHICUM, Md.--(BUSINESS WIRE)--September 1, 2011--Ciena® Corporation (NASDAQ: CIEN), the network specialist, today announced unaudited financial results for its fiscal third quarter ended July 31, 2011.

For the fiscal third quarter 2011, Ciena reported revenue of $435.3 million. On the basis of generally accepted accounting principles (GAAP), Ciena's net loss for the fiscal third quarter 2011 was $(31.5) million, or $(0.33) per common share, which compares to a GAAP net loss of $(109.9) million, or $(1.18) per common share, for the fiscal third quarter 2010. Ciena's adjusted (non-GAAP) net income for the fiscal third quarter 2011 was $8.3 million, or $0.08 per common share, which compares to an adjusted (non-GAAP) net loss of $(8.0) million, or $(0.09) per common share, for the fiscal third quarter 2010.

“Our third quarter results, which included a favorable product mix and reduced operating expense to achieve an as-adjusted operating profit, demonstrate our early progress in delivering additional operating leverage from the business,” said Gary Smith, president and CEO of Ciena. “Despite current macroeconomic headwinds that could cause the rate of market growth to be moderated, we believe that we are well-positioned to capitalize on the continued modernization of today's networks and to grow faster than the market.”

Fiscal Third Quarter 2011 Performance Summary

The tables below (in millions, except percentage data) provide comparisons of certain quarterly results to prior periods, including sequential quarterly and year over year changes. A reconciliation between the GAAP and adjusted (non-GAAP) measures contained in this release is included in Appendix A.

	GAAP Results
	Q3	Q2	Q3	Period Change
	FY 2011	FY 2011	FY 2010	Q-T-Q		Y-T-Y
Revenue	$435.3	$417.9	$389.7	4.2%	*	11.7%	*
Gross margin	42.5%	39.7%	37.0%	2.8	**	5.5	**
Operating expense	$202.3	$221.5	$243.6	-8.7%	*	-17.0%	*
Operating margin	-4.0%	-13.3%	-25.5%	9.3	**	21.5	**

* Denotes % change
** Denotes absolute change in margin

	Non-GAAP Results
	Q3	Q2	Q3	Period Change
	FY 2011	FY 2011	FY 2010	Q-T-Q		Y-T-Y
Revenue	$435.3	$417.9	$389.7	4.2%	*	11.7%	*
Adj. gross margin	44.1%	41.3%	45.2%	2.8	**	-1.1	**
Adj. operating expense	$175.2	$186.0	$178.0	-5.8%	*	-1.6%	*
Adj. operating margin	3.8%	-3.2%	-0.5%	7.0	**	4.3	**

* Denotes % change
** Denotes absolute change in margin

	Revenue by Segment
	Q3 FY 2011		Q2 FY 2011		Q3 FY 2010
	Revenue	%*	Revenue	%*	Revenue	%*
Packet-Optical Transport	$266.5	61.3%	$272.6	65.2%	$242.1	62.1%
Packet-Optical Switching	40.7	9.3%	31.3	7.5%	$34.8	8.9%
Carrier Ethernet Service Delivery	40.5	9.3%	30.9	7.4%	$33.8	8.7%
Software and Services	87.6	20.1%	$83.1	19.9%	$79.0	20.3%
Total	$435.3	100.0%	$417.9	100.0%	$389.7	100.0%

Additional Performance Metrics for Fiscal Third Quarter 2011

  Non-U.S. customers contributed 48% of total revenue
  One 10%-plus customer represented a total of 17% of revenue
  Cash and investments totaled $536.6 million
  Average days’ sales outstanding (DSOs) were 86
  Accounts receivable balance was $414.8 million
  Inventories totaled $243.8 million, including:
    Raw materials: $42.0 million
    Work in process: $12.3 million
    Finished goods: $154.1 million
    Deferred cost of sales: $66.7 million
    Reserve for excess and obsolescence: $31.3 million
  Product inventory turns were 3.3
  Headcount totaled 4,339

Business Outlook for Fiscal Fourth Quarter 2011

Statements relating to business outlook are forward-looking in nature and actual results may differ materially. These statements should be read in the context of the Notes to Investors below.

Ciena expects fiscal fourth quarter 2011 financial performance to include:

  Revenue in the range of $440 to $460 million
  Adjusted gross margin percentage in the low 40s range
  Adjusted operating expense in the upper $170s million range

Live Web Broadcast of Unaudited Fiscal Third Quarter 2011 Results

Ciena will host a discussion of its unaudited fiscal third quarter 2011 results with investors and financial analysts today, Thursday, September 1, 2011 at 8:30 a.m. (Eastern). The live broadcast of the discussion will be available via Ciena's homepage at http://www.ciena.com/. An archived version of the discussion will be available shortly following the conclusion of the live broadcast on the Investor Relations page of Ciena's website at: www.ciena.com/investors.

Notes to Investors

Forward-looking statements. This press release contains certain forward-looking statements that involve risks and uncertainties. These statements are based on current expectations, forecasts, assumptions and other information available to the Company as of the date hereof. Forward-looking statements include statements regarding Ciena's expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. Forward-looking statements in this release include: “Our third quarter results, which included a favorable product mix and solid operating expense controls to achieve an as-adjusted operating profit, demonstrate our early progress in delivering additional operating leverage for the business”; “While we believe that we are well-positioned to capitalize on the continued modernization of today's networks and to grow faster than the market, current macroeconomic and industry headwinds could cause the rate of market growth to be moderated”; “Ciena expects fiscal fourth quarter 2011 financial performance to include revenue in the range of $440 to $460 million, adjusted gross margin percentage in the low 40s range, adjusted operating expense in the upper $170s million range.”

Ciena’s actual results, performance or events may differ materially from these forward-looking statements made or implied due a number of risks and uncertainties relating to Ciena’s business, including: the effect of broader economic and market conditions on our customers and their business; changes in network spending or network strategy by large communication service providers; the timing and size of customer orders, including our ability to recognize revenue relating to such sales; the level of competitive pressure we encounter; the product, customer and geographic mix of sales within the period; the level of success relating to efforts to optimize Ciena’s operations; changes in foreign currency exchange rates affecting revenue and operating expense; and the other risk factors disclosed in Ciena’s Report on Form 10-Q filed with the Securities and Exchange Commission on March 10, 2011. Ciena assumes no obligation to update any forward-looking information included in this press release.

Non-GAAP Presentation of Quarterly Results. This release includes non-GAAP measures of Ciena’s gross profit, operating expense, income (loss) from operations, net income (loss) and net income (loss) per share. In evaluating the operating performance of Ciena’s business, management excludes certain charges and credits that are required by GAAP. These items, share one or more of the following characteristics: they are unusual and Ciena does not expect them to recur in the ordinary course of its business; they do not involve the expenditure of cash; they are unrelated to the ongoing operation of the business in the ordinary course; or their magnitude and timing is largely outside of Ciena’s control. Management believes that the non-GAAP measures below provide management and investors useful information and meaningful insight to the operating performance of the business. The presentation of these non-GAAP financial measures should be considered in addition to Ciena’s GAAP results and these measures are not intended to be a substitute for the financial information prepared and presented in accordance with GAAP. Ciena’s non-GAAP measures and the related adjustments may differ from non-GAAP measures used by other companies and should only be used to evaluate Ciena’s results of operations in conjunction with our corresponding GAAP results. To the extent not previously disclosed in a prior Ciena financial results press release, Appendix A to this press release sets forth a complete GAAP to non-GAAP reconciliation of the non-GAAP measures contained in this release.

CIENA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Quarter Ended July 31,
	2010	2011
Revenue:
Products	$312,378	$350,030
Services	77,297	85,283
Total revenue	389,675	435,313

Cost of goods sold:
Products	201,559	198,217
Services	44,107	52,199
Total cost of goods sold	245,666	250,416
Gross profit	144,009	184,897
Operating expenses:
Research and development	100,869	93,216
Selling and marketing	52,127	61,895
General and administrative	32,649	28,172
Acquisition and integration costs	17,033	4,822
Amortization of intangible assets	38,727	13,673
Restructuring costs	2,157	504
Total operating expenses	243,562	202,282
Loss from operations	(99,553)	(17,385)
Interest and other income (loss), net	(2,668)	(3,160)
Interest expense	(5,990)	(9,470)
Loss before income taxes	(108,211)	(30,015)
Provision for income taxes	1,644	1,435
Net loss	$(109,855)	$(31,450)
Basic net loss per common share	$(1.18)	$(0.33)
Diluted net loss per potential common share	$(1.18)	$(0.33)
Weighted average basic common shares outstanding	92,906	96,313
Weighted average dilutive potential common shares outstanding	92,906	96,313

CIENA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)
(unaudited)

ASSETS
	October 31,	July 31,
Current assets:	2010	2011
Cash and cash equivalents	$688,687	$486,332
Accounts receivable, net	343,582	414,826
Inventories	261,619	243,827
Prepaid expenses and other	147,680	141,401
Total current assets	1,441,568	1,286,386
Long-term investments	-	50,227
Equipment, furniture and fixtures, net	120,294	126,174
Other intangible assets, net	426,412	349,845
Other long-term assets	129,819	125,801
Total assets	$2,118,093	$1,938,433

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$200,617	$140,806
Accrued liabilities	193,994	182,563
Deferred revenue	75,334	100,988
Total current liabilities	469,945	424,357
Long-term deferred revenue	29,715	26,302
Other long-term obligations	16,435	16,754
Convertible notes payable	1,442,705	1,442,449
Total liabilities	1,958,800	1,909,862
Commitments and contingencies
Stockholders' equity:
Preferred stock – par value $0.01; 20,000,000 shares authorized; zero shares issued and outstanding	-	-
Common stock – par value $0.01; 290,000,000 shares authorized; 94,060,300 and 96,883,868 shares issued and outstanding	941	969
Additional paid-in capital	5,702,137	5,743,211
Accumulated other comprehensive income	1,062	2,430
Accumulated deficit	(5,544,847)	(5,718,039)
Total stockholders' equity	159,293	28,571
Total liabilities and stockholders' equity	$2,118,093	$1,938,433

CIENA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended July 31,
	2010	2011
Cash flows from operating activities:
Net loss	$(253,197)	$(173,192)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of premium (discount) on marketable securities	574	(25)
Change in fair value of embedded redemption feature	(2,570)	(3,380)
Depreciation of equipment, furniture and fixtures, and amortization of leasehold improvements	28,146	44,765
Share-based compensation costs	26,451	27,919
Amortization of intangible assets	82,476	76,567
Provision for inventory excess and obsolescence	10,749	11,461
Provision for warranty	16,388	10,538
Other	1,955	2,170
Changes in assets and liabilities, net of effect of acquisition:
Accounts receivable	(134,844)	(72,030)
Inventories	(30,765)	6,331
Prepaid expenses and other	(29,528)	(4,462)
Accounts payable, accruals and other obligations	84,886	(81,388)
Deferred revenue	(3,957)	22,241
Net cash used in operating activities	(203,236)	(132,485)
Cash flows used in investing activities:
Payments for equipment, furniture, fixtures and intellectual property	(34,646)	(41,138)
Restricted cash	(18,845)	(8,727)
Purchase of available for sale securities	(63,591)	(49,894)
Proceeds from maturities of available for sale securities	454,141	-
Proceeds from sales of available for sale securities	179,380	-
Acquisition of business	(693,247)	-
Receipt of contingent consideration related to business acquisition	-	16,394
Net cash used in investing activities	(176,808)	(83,365)
Cash flows from financing activities:
Proceeds from issuance of 4.0% convertible notes payable, net	364,316	-
Proceeds from issuance of common stock and warrants	924	13,183
Net cash provided by financing activities	365,240	13,183
Effect of exchange rate changes on cash and cash equivalents	(664)	312
Net decrease in cash and cash equivalents	(14,804)	(202,667)
Cash and cash equivalents at beginning of period	485,705	688,687
Cash and cash equivalents at end of period	$470,237	$486,332

Supplemental disclosure of cash flow information
Cash paid during the period for interest	$4,748	$18,869
Cash paid during the period for income taxes, net	$2,037	$1,781
Non-cash investing and financing activities
Purchase of equipment in accounts payable	$4,421	$5,186
Fixed assets acquired under capital leases	$-	$1,268

APPENDIX A - Reconciliation of Adjusted (Non- GAAP) Quarterly Measurements

	Quarter Ended July 31,
	2010	2011

Gross Profit Reconciliation (GAAP/non-GAAP)
GAAP gross profit	$144,009	$184,897
Share-based compensation-products	548	579
Share-based compensation-services	432	511
Amortization of intangible assets	5,698	5,826
Fair value adjustment of acquired inventory	25,478	-
Total adjustments related to gross profit	32,156	6,916
Adjusted (non-GAAP) gross profit	$176,165	$191,813
Adjusted (non-GAAP) gross profit percentage	45.21%	44.06%

Operating Expense Reconciliation (GAAP/non-GAAP)
GAAP operating expense	$243,562	$202,282
Share-based compensation-research and development	2,302	2,423
Share-based compensation-sales and marketing	2,902	2,736
Share-based compensation-general and administrative	2,473	2,882
Acquisition and integration costs	17,033	4,822
Amortization of intangible assets	38,727	13,673
Restructuring costs	2,157	504
Total adjustments related to operating expense	65,594	27,040
Adjusted (non-GAAP) operating expense	$177,968	$175,242

Income (Loss) from Operations Reconciliation (GAAP/non-GAAP)
GAAP loss from operations	$(99,553)	$(17,385)
Total adjustments related to gross profit	32,156	6,916
Total adjustments related to operating expense	65,594	27,040
Adjusted (non-GAAP) (loss) income from operations	$(1,803)	$16,571
Adjusted (non-GAAP) operating margin percentage	-0.46%	3.81%

Net Income (Loss) Reconciliation (GAAP/non-GAAP)
GAAP net loss	$(109,855)	$(31,450)
Total adjustments related to gross profit	32,156	6,916
Total adjustments related to operating expense	65,594	27,040
Change in fair value of embedded redemption feature	4,070	5,780
Adjusted (non-GAAP) net income (loss)	$(8,035)	$8,286

Weighted average basic common shares outstanding	92,906	96,313
Weighted average dilutive potential common shares outstanding	92,906	104,146

Net Income (Loss) per Common Share
GAAP diluted net loss per common share	$(1.18)	$(0.33)
Adjusted (non-GAAP) diluted net income (loss) per common share	$(0.09)	$0.08

The adjusted (non-GAAP) measures above and their reconciliation to Ciena's GAAP results for the periods presented reflect adjustments relating to the following items:

• Share-based compensation expense – a non-cash expense incurred in accordance with share-based compensation accounting guidance.

• Amortization of intangible assets – a non-cash expense arising from the acquisition of intangible assets, principally developed technologies and customer-related intangibles acquired from the MEN Business, that Ciena is required to amortize over its expected useful life.

• Fair value adjustment of acquired inventory – an infrequent charge required by acquisition accounting rules resulting from the required revaluation of inventory acquired from the MEN Business to estimated fair value. This revaluation resulted in a net increase in inventory carrying value and an increase in cost of goods sold for the periods indicated.

• Acquisition and integration costs – reflects transaction expense, and consulting and third party service fees associated with the acquisition of the Nortel MEN Business and the integration of this business into Ciena's operations. Ciena does not believe that these costs are reflective of its ongoing operating expense following its completion of these integration activities.

• Restructuring costs – infrequent costs incurred as a result of restructuring activities (or in the case of recoveries, previous restructuring activities) taken to align resources with perceived market opportunities that Ciena believes are not reflective of its ongoing operating costs.

• Change in fair value of embedded redemption feature – a non-cash unrealized gain or loss reflective of a mark to market fair value adjustment of an embedded derivative related to the redemption feature of Ciena's outstanding 4.0% senior convertible notes.

CONTACT:
Ciena Corporation
Press Contact:
Nicole Anderson, 410-694–5700
pr@ciena.com
or
Investor Contact:
Gregg Lampf, 888-243–6223
ir@ciena.com